UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021 (October 19, 2021)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) - Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on October 19, 2021, Riot Blockchain, Inc. (“Riot Blockchain,” “us,” “we,” “our,” or the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), during which our stockholders approved the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan (the “Second Amendment”). The Second Amendment was approved by our Board of Directors on September 14, 2021, subject to stockholder approval.

The Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended (the “2019 Equity Plan”) provides for the issuance of equity-based awards to all eligible plan participants, including our directors, named executive officers, employees, and other eligible service providers. Under the 2021 Equity Plan, the Board is authorized to approve grants of equity in the form of common and preferred stock, restricted stock, restricted stock units, and other equity awards. The vesting of equity awards can be based on continuous service and/or achievement of certain performance criteria. The Second Amendment amends the 2019 Equity solely to increase the number of shares of our common stock, no par value per share, (our “Shares”) reserved for issuance thereunder by 4,400,000 Shares.

A more detailed description of the Second Amendment and related matters was set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Commission”) on September 21, 2021 (the “Proxy”) under the heading “Proposal 4: Approval of the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan” and is incorporated herein by reference. The foregoing summary of the Second Amendment and of the 2019 Equity Plan, as well as the summaries set forth in the Proxy, are qualified in their entirety by reference to the full text of the Second Amendment and of the 2019 Equity Plan, as amended, attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On October 19, 2021, Riot Blockchain held its Annual Meeting, during which the Company’s stockholders were asked to vote on the four proposals submitted by the Board for stockholder approval, as set forth in the Proxy.

As disclosed in the Proxy, the Board fixed September 9, 2021 as the record date for the Annual Meeting (the “Record Date”) and, pursuant to our Bylaws, only those Shares that were issued and outstanding as of the Record Date were eligible to participate in and vote at the Annual Meeting. As of the close of business on the Record Date, there were 95,951,269 Shares entitled to vote at the Annual Meeting.

The Company’s Bylaws require the presence of a quorum of at least one-third (33.33%) of the Shares eligible to vote at the Annual Meeting for business to be conducted. There were 46,382,840 Shares present at the Annual Meeting in person or by proxy, constituting approximately 48% of the Shares eligible to vote at the Annual Meeting, satisfying our Bylaws’ quorum requirement.

At the Annual Meeting, the following four proposals were voted on by the Company’s stockholders:

Proposal No. 1: Election of Directors

Proposal No. 2: Ratification of the Independent Auditors

Proposal No. 3: Advisory Vote on the Company’s Executive Compensation

Proposal No. 4: Approval of the Second Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan

According to the final vote, the Company’s stockholders approved each of these four proposals at the Annual Meeting.

The final voting results on each of the proposals at the Annual Meeting are set forth below:

Proposal No. 1: Election of Directors

Director Nominee	Director Class	Expiration of Term	For	Withheld	Broker Non-Votes
Benjamin Yi	Class III	2024 Annual Meeting	16,522,120	2,599,261	27,261,459
Jason Les	Class III	2024 Annual Meeting	18,587,620	533,761	27,261,459
Hannah Cho	Class II	2023 Annual Meeting	18,626,967	494,414	27,261,459
Lance D’Ambrosio	Class II	2023 Annual Meeting	18,639,857	481,524	27,261,459
Hubert Marleau	Class I	2022 Annual Meeting	14,263,241	4,858,140	27,261,459

Accordingly, each of the director nominees were elected by the stockholders as members of the Board of Directors to serve for the term of office expiring at the indicated Annual Meeting according to their Director Class, or until their respective successors are duly elected and qualified.

Proposal No. 2: Ratification of the Independent Auditors

For	Against	Abstaining

45,054,999	678,333	649,508

Accordingly, the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was approved by the stockholders.

Proposal No. 3: Advisory Vote on the Company’s Executive Compensation

For	Against	Abstaining	Broker Non-Votes

17,719,236	1,100,231	301,914	27,261,459

Accordingly, by advisory vote of the stockholders, the Company’s executive compensation for the year ended December 31, 2020 was approved.

Proposal No. 4: Approval of the Second Amendment to the 2019 Riot Blockchain, Inc. Equity Incentive Plan

For	Against	Abstaining	Broker Non-Votes

17,786,572	1,048,711	286,098	27,261,459

Accordingly, the Second Amendment to the 2019 Equity Plan, as included as Annex A to the Proxy and attached hereto as Exhibit 10.1, was approved by vote of the stockholders.

Item 7.01 – Regulation FD Disclosure.

On October 19, 2021, Riot Blockchain issued a press release (the “Press Release”) announcing the development of 200 megawatts (MW) of immersion-cooled Bitcoin mining infrastructure and hardware at its Rockdale, Texas Bitcoin mining facility operated by its subsidiary, Whinstone US, Inc. (“Whinstone”). To the Company’s knowledge, this 200 MW development is the Bitcoin mining industry’s first industrial-scale development of immersion-cooled Bitcoin mining hardware. A copy of the Press Release is attached hereto as Exhibit 99.1 and is also available on the “Investors” page of our website, www.riotblockchain.com/investors, under the “News and Events – Press Releases” tab (https://www.riotblockchain.com/investors/news-events/press-releases) .

The Company also released a video presentation on the development of its immersion-cooled Bitcoin mining hardware project at its Whinstone Bitcoin mining facility (the “Video Presentation”), which it has released on the “Investors” page of our website, www.riotblockchain.com/investors, under the “Company Info – Presentations” tab (https://www.riotblockchain.com/investors/company-information/presentations), and through its various social media accounts, as discussed under Item 8.01 below.

Further, on October 20, 2021, Riot Blockchain hosted a tour of its Whinstone Bitcoin mining facility for investors, analysts and other interested parties (the “Investor Day”). During the Investor Day, members of Riot Blockchain’s senior management team, Board of Directors, and representatives of the Whinstone team discussed the Company’s development of increased Bitcoin mining capacity at its Whinstone Bitcoin mining facility, including the development of 200 MW of immersion-cooled Bitcoin mining hardware and an additional 200 MW of air-cooled Bitcoin mining capacity, augmenting the 300 MW of operational Bitcoin mining capacity presently deployed at Riot Blockchain’s Whinstone Bitcoin mining facility. The Investor Day was previously announced in the Company’s September 29, 2021 press release and was furnished, pursuant to Item 7.01 of its current report on Form 8-K filed with the Commission on October 4, 2021, as exhibit 99.1 to the Company’s October 4, 2021 current report.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K (this “Current Report”), including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 – Other Events.

Riot Blockchain communicates information about the Company through our company website (www.riotblockchain.com/), our investor relations website (www.riotblockchain.com/investors), our filings with the Commission, press releases, public conference calls, webcasts, site tours and our various social media accounts. We post information about the Company (which may or may not be material) via the following social media accounts: our Twitter handle (@RiotBlockchain), our LinkedIn page (https://www.linkedin.com/company/riot-blockchain/) and on our Facebook page (https://www.facebook.com/RiotBlockchain/). We also post updates specific to the development of our Whinstone Bitcoin mining facility through Whinstone’s social media accounts, including Whinstone’s Twitter handle (@WhinstoneUS) and its Facebook page (https://www.facebook.com/whinstoneus/). The social media channels used by Riot Blockchain and its subsidiary, Whinstone, may be updated by the Company from time to time.

Although Riot Blockchain does not intend for its social media accounts to be its primary method of disclosure for material information, it is possible that certain information the Company posts on its social media accounts may be deemed material to investors. Therefore, Riot Blockchain is notifying investors, the media and other interested parties that it intends to use its social media accounts, together with its investor relations website, traditional press releases, and filings with the Commission, to publish important information about the Company, including information that may be deemed material to investors. Riot Blockchain encourages investors, the media and other interested parties to review the information we post on our investor relations website and social media channels, in addition to information announced by the Company through our filings with the Commission, press releases, webcasts and other presentations.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report, including those made in the documents incorporated by reference herein, that are not statements of historical fact may be forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. The assumptions and expectations expressed in these forward-looking statements may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of our acquisition of Whinstone US, Inc., including financial and operating results of both companies following the acquisitions, and the Company’s plans, objectives, expectations and intentions for the future. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements, include, but are not limited to: unaudited estimates of BTC production; our future hash rate growth (expressed in terms of exahashes per second (EH/s)); our anticipated benefits of immersion-cooling, our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; the integration of the businesses of the Company and Whinstone may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from the acquisition of Whinstone; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this press release may be found in the Company’s filings with the SEC, including in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our other filings with the SEC, including, but not limited to the additional risk factors set forth in the Company’s Current Report on Form 8-K filed with the SEC on May 26, 2021, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Current Report, including those made in the documents incorporated by reference herein, are made only as of the date of this Current Report and, as applicable the date of the documents incorporated by reference herein. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Current Report and the documents incorporated by reference herein are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
10.1	Second Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan
10.2	Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended
99.1	Press Release, dated October 19, 2021 (furnished pursuant to Item 7.01 of this Current Report).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: October 22, 2021